UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2011 (November 1, 2011)

HCA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11239	27-3865930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Plaza, Nashville, Tennessee		37203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 344-9551

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.	3
Item 7.01. Regulation FD Disclosure.	3
Item 9.01. Financial Statements and Exhibits.	3
EX-99.1

Item 2.02. Results of Operations and Financial Condition.

On November 1, 2011, HCA Holdings, Inc. (the “Company”) issued a press release announcing, among other matters, its results of operations for the third quarter ended September 30, 2011, the text of which is being furnished as Exhibit 99.1 to this Form 8-K.

Item 7.01. Regulation FD Disclosure.

On November 1, 2011, the Company issued a press release announcing, among other matters, its results of operations for the third quarter ended September 30, 2011, the text of which is being furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit

99.1	Press Release, dated November 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HOLDINGS, INC.

	By:	/s/ R. Milton Johnson
R. Milton Johnson
Date: November 1, 2011		President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit

99.1	Press Release, dated November 1, 2011.

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